UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 24, 2003


                                TELEDIGITAL, INC.

             (Exact name of registrant as specified in its charter)



         Delaware                  333-05112-C             93-0898539
--------------------------------------------------------------------------------
 (State or other jurisdiction      (Commission          (I.R.S. Employer
     of incorporation)             File Number)        Identification No.)


          1325 East 79th Street, Suite 6, Bloomington, Minnesota 55425
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (952) 876-0527




--------------------------------------------------------------------------------

                                 XOX Corporation
                                 ---------------
          (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous independent accountant

         (i) On October 24, 2003, Teledigital, Inc. (the "Company") received notice that Grant Thornton LLP ("GT") had resigned as its independent accountants. GT has served as the independent accountants of the Company since December 12, 2001, and audited the Company's financial statements for the fiscal years ended December 31, 2000 and 2001.

         (ii) The report of GT on the Company's financial statements for the fiscal year ended December 31, 2001, contained no adverse opinion or disclaimer of opinion but was qualified or modified as to uncertainty, audit scope or accounting principles.

         (iii) GT's resignation as the Company's independent accountants was not recommended or approved by the Company's board of directors.

         (iv) During the Company's fiscal year ended December 31, 2001, and through the date of this report, there have been no disagreements between the Company and GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of GT would have caused them to make reference thereto in their report on the Company's financial statements for such years.

         (v) The Company has provided GT with a copy of the disclosures contained herein and has requested that GT furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to this item and, if not, stating the respects in which it does not agree. The Company has filed as an exhibit hereto the response of GT to such disclosures.

(b) New independent accountant

         (i) On October 23, 2003, the Board of Directors of the Company selected and engaged Virchow, Krause & Company, LLP as its independent public accountant. During the two most recent fiscal years and through October 23, 2003, the Company has not consulted with Virchow, Krause & Company, LLP regarding either
(1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided by Virchow, Krause & Company, LLP that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was the subject of a disagreement, as that term is defined in Item 304(a) (1)
(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a) (1) (v) of Regulation S-K. Virchow, Krause & Company, LLP will audit the Company's financial statements for the fiscal years ended December 31, 2002 and 2003.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         16.1 Letter from Grant Thornton LLP regarding change in certifying accountant

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               TELEDIGITAL, INC.
                                           (FORMERLY XOX CORPORATION)




                                           BY: /S/ RICHARD L. BARNABY
                                               ---------------------------------
                                               RICHARD L. BARNABY
                                               PRESIDENT AND CHIEF
                                               EXECUTIVE OFFICER


Date: October 29, 2003